                                                                   Exhibit 10.21

NML LOAN NO. C-332558

                                 PROMISSORY NOTE

$35,000,000.00                                          Dated as of May 18, 2001

         For value received, the undersigned, whether one or more in number and if more than one, then jointly and severally, herein called "Borrowers", promise to pay to the order of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, who, together with any subsequent holder of this Promissory Note, is hereinafter referred to as "Lender", at 720 E. Wisconsin Avenue, Milwaukee, WI 53202 or at such other place as Lender shall designate in writing, in coin or currency which, at the time or times of payment, is legal tender for public and private debts in the United States, the principal sum of THIRTY-FIVE MILLION and 00/100 DOLLARS ($35,000,000.00) or so much thereof as shall have been advanced from time to time plus interest on the outstanding principal balance at the rate and payable as follows:

                  Interest shall accrue from the date of advance until maturity at the rate of seven and forty-two hundredths percent (7.42%) per annum (the "Interest Rate"), computed on the basis of a 360-day year composed of twelve (12) 30-day months.
                  Accrued interest only on the amount advanced shall be paid on the first day of the month following the date of advance and on the first day of each and every month thereafter (in the amount of $216,416.67) until maturity. All installments shall be applied first in payment of interest, calculated monthly on the unpaid principal balance, and the remainder of each installment shall be applied in payment of principal. The entire unpaid principal balance plus accrued interest thereon shall be due and payable on January 1, 2006 (the "Maturity Date"). All such installments of principal and interest shall be paid by the Borrowers to the Lender in accordance with Lender's electronic wire transfer instructions.

         Borrowers shall have the right, upon thirty (30) days advance written notice, to prepay this Promissory Note in full with a prepayment fee. This fee represents consideration to Lender for loss of yield and reinvestment costs. The fee shall be the greater of Yield Maintenance (as hereinafter defined) or one percent (1.0%) of the outstanding principal balance of this Promissory Note.

As used herein, "Yield Maintenance" means the amount, if any, by which

         (i) the present value of the Then Remaining Payments (as hereinafter defined) calculated using a periodic discount rate (corresponding to the payment frequency under this Promissory
                  Note) which, when compounded for such
                  number of payment periods in a year, equals the sum of .25% and the per annum effective yield of the Most Recently Auctioned United States Treasury Obligation having a maturity date equal to the Maturity Date (or, if there is no such equal maturity date, then the linearly interpolated per annum effective yield of the two (2) Most Recently Auctioned United States Treasury Obligations having maturity dates most nearly equivalent to the Maturity Date) as reported by THE WALL STREET JOURNAL five (5) business days preceding the prepayment date; exceeds

         (ii) the outstanding principal balance of this Promissory Note (exclusive of all accrued interest).

If such United States Treasury Obligation yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, then the periodic discount rate shall be equal to the sum of .25% and the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported, as of five (5) business days preceding the prepayment date, in Federal Reserve Statistical Release H. 15 (519) (or any comparable successor publication) for actively traded United States Treasury obligations having a constant maturity most nearly equivalent to the Maturity Date.

As used herein, "Then Remaining Payments" means payments in such amounts and at such times as would have been payable subsequent to the date of such prepayment in accordance with the terms of this Promissory Note.

As used herein, "Most Recently Auctioned United States Treasury Obligations" means the U. S. Treasury bonds, notes and bills with maturities of 30 years, 10 years, 5 years, 3 years, 2 years and 1 year which, as of the date the prepayment fee is calculated, were most recently auctioned by the United States Treasury.

Other capitalized terms used herein and not otherwise defined shall have the meanings opposite such terms as set forth in the Lien Instrument hereinafter referred to.

Upon the occurrence of an Event of Default (as such term is defined in the Lien Instrument hereinafter referred to) followed by the acceleration of the whole indebtedness evidenced by this Promissory Note, or a condemnation or sale under threat of condemnation of all or substantially all of the Mortgaged Property (as such term is defined in the Lien Instrument), the payment of such indebtedness will be deemed to be a voluntary prepayment hereof and such payment will, therefore, to the extent not prohibited by law, include the prepayment fee required under the prepayment in full privilege recited above.

         Borrowers shall not have the right to make partial prepayments of this Promissory

Note, except as provided by, and in accordance with, the terms of the Lien Instrument or the Plaza II/III Notes (as defined in the Lien Instrument).

         Borrowers acknowledge and agree that the Interest Rate hereunder shall be increased if certain financial statements and other reports are not furnished to Lender, all as described in more detail in the provision of the Lien Instrument entitled "FINANCIAL STATEMENTS".

         All agreements between the Borrowers and the Lender, whether now existing or hereafter arising, and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand for payment or acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by the Lender exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Lender in excess of the maximum lawful amount, the interest payable to the Lender shall be reduced to the maximum amount permitted under applicable law; and if, from any circumstance, the Lender shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall, at the option of the Lender, be applied to the reduction of the principal hereof and not to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the Borrowers. This paragraph shall control all agreements between the Borrowers and the Lender.

         This Promissory Note is secured by certain property (the "Mortgaged Property") in the City of Jersey City, County of Hudson, State of New Jersey described in an Amended and Restated Mortgage and Security Agreement (the "Lien Instrument") of even date herewith executed by Cali Harborside (Fee) Associates L.P., a New Jersey limited partnership, Cal-Harbor II & III Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor IV Urban Renewal Associates L.P., a New Jersey limited partnership and Cal-Harbor VI Urban Renewal Associates L.P., a New Jersey limited partnership to THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY and PRINCIPAL LIFE INSURANCE COMPANY, formerly known as Principal Mutual Life Insurance Company (the "Co-Investor").

         Upon the occurrence of an Event of Default (as defined in the Lien Instrument), the whole unpaid principal hereof and accrued interest shall, at the option of Lender, to be exercised at any time thereafter, become due and payable at once without notice, notice of the exercise of, and the intent to exercise, such option being hereby expressly waived.

         All parties at any time liable, whether primarily or secondarily, for payment of indebtedness evidenced hereby, for themselves, their heirs, legal representatives, successors and assigns, respectively, expressly waive presentment for payment, notice of dishonor, protest, notice of protest, and diligence in collection; consent to the extension by Lender of the time of said payments or any part thereof; further consent that the real or collateral security or any part thereof may be released by Lender, without in any way modifying, altering, releasing, affecting or limiting their respective liability or the lien of the Lien Instrument; and agree to pay reasonable attorneys' fees and expenses of collection in case this Promissory Note is placed in the hands of an attorney for collection or suit is brought hereon and any attorneys' fees and expenses incurred by Lender to enforce or preserve its rights under any of the Loan Documents (as such term is defined in the Lien Instrument) in any bankruptcy or insolvency proceeding.

         Any principal, interest or other amounts payable under any of the Loan Documents, not paid when due (without regard to any notice and/or cure provisions contained in any of the Loan Documents), including principal becoming due by reason of acceleration by Lender of the entire unpaid balance of this Promissory Note, shall bear interest from the due date thereof until paid at the Default Rate. As used herein, "Default Rate" means the lower of a rate equal to the interest rate in effect at the time of the default as herein provided plus five percent (5.0%) per annum or the maximum rate permitted by law.

         Notwithstanding any provision contained herein or in the Lien Instrument to the contrary, no personal liability shall be asserted or enforceable against (a) the partners of any of the Borrowers, or (b) any principal, shareholder, trustee, beneficiary, director, officer or advisor of any partner of any Borrower (collectively, the "Exculpated Parties") by the Lender in respect of the indebtedness evidenced hereby or secured by the Lien Instrument (collectively, the "Indebtedness"), this Promissory Note or the Lien Instrument or any other Loan Document or the making, issuance or transfer thereof, all such liability, if any, being expressly waived by the Lender and any successive holder of this Promissory Note and the Lien Instrument; and the Lender and any successive holder of this Promissory Note and the Lien Instrument shall accept this Promissory Note and the Lien Instrument upon the express condition that in the case of the occurrence of an Event of Default, the remedies of the Lender in its sole discretion shall, except as provided below, be limited to the Mortgaged Property or the proceeds from the sale of the Mortgaged Property and the proceeds realized by Lender in exercising its rights and remedies (i) under the Absolute Assignment (as defined in the Lien Instrument), (ii) under any of the other Loan Documents, and (iii) in any other collateral securing the Indebtedness. If such proceeds are insufficient to pay the Indebtedness, Lender and any successive holder of this Promissory Note will never institute any action, suit, claim or demand in law or in equity against the Exculpated Parties for or on account of such deficiency; PROVIDED, HOWEVER, that the provisions contained in this paragraph

         (i) shall not in any way affect or impair the validity or enforceability of the Indebtedness or the Lien Instrument; and

         (ii) shall not prevent Lender from seeking and obtaining a judgment solely against Borrowers, and Borrowers shall be personally jointly and severally liable, for the Recourse Obligations (as hereinafter defined); and

         (iii) with respect solely to the Borrowers, shall not be applicable in the event of a violation of any of the provisions of the Lien Instrument following the caption entitled "DUE ON SALE" (I.E., Borrowers shall be personally liable for all of the Indebtedness in the event of such violation) (it is expressly agreed and understood that the Exculpated Parties shall not have or incur any personal liability with respect to this subsection [iii]); and

         (iv) with respect solely to the Borrowers, shall not be applicable in the event of any breach or violation of the provisions of the Lien Instrument following the caption entitled "OTHER LIENS" (it is expressly agreed and understood that the Exculpated Parties shall not have or incur any personal liability with respect to this subsection [iv]); and

         (v) with respect solely to the Borrowers, shall not be applicable in the event of any fraud or willful misrepresentation by any Borrower or any general partner of any Borrower regarding the Mortgaged Property, the making or delivery of any of the Loan Documents or in any materials or information provided by any Borrower or any general partner of any Borrower in connection with the Indebtedness (it is expressly agreed and understood that the Exculpated Parties shall not have or incur any personal liability with respect to this subsection [v]).

As used herein, the term "Recourse Obligations" means

         (a) rents and other income regardless of type or source of payment (including, but not limited to, CAM charges, lease termination payments, refunds of any type, prepayment of rents, settlements of litigation or settlements of past due rents) from each Section of the Property from and after the occurrence of any default under the Loan Documents remaining uncured prior to the Conveyance Date, which rents and other income have not been applied to the payment of principal and interest on this Promissory Note or to reasonable Operating Expenses of the Property,

         (b) amounts necessary to repair any damage to the Mortgaged Property resulting from waste or caused by the intentional acts or omissions of any of the Borrowers or those acting on behalf of any of the Borrowers (PROVIDED, HOWEVER, if Borrowers' failure to comply with the Maintenance of Property obligations is due to lack of funds before any partnership distributions, then the same shall not constitute waste due to intentional acts or omissions),

         (c) insurance loss proceeds and condemnation award proceeds released to any of the Borrowers but not applied in accordance with any agreement between any of the Borrowers and Lender as to their application,

         (d) amounts necessary to pay costs of investigation and clean-up of Hazardous

         Substances (as such term is defined in the Environmental Indemnity Agreement of even date herewith) on or affecting the Mortgaged Property,

         (e) damages suffered by Lender as a result of fraud or willful misrepresentation in connection with the Indebtedness by any of the Borrowers or any other person or entity acting on behalf of any of the Borrowers,

         (f) amounts necessary to pay real estate taxes, special assessments, utility bills, Operating Expenses and insurance premiums with respect to the Mortgaged Property either paid by Lender and not reimbursed prior to, or remaining due or delinquent on, the Conveyance Date of each Section of the Property,

         (g) any sums expended by Lender in fulfilling the obligations of any Borrower as lessor under any lease of any Section of the Property prior to the Conveyance Date of such Section of the Property,

         (h) any security deposits of tenants not turned over to Lender prior to the Conveyance Date, and

         (i) damages suffered by Lender as a result of misapplication or misappropriation of tax reserve accounts, tenant improvement reserve accounts, security deposits, prepaid rents or other similar sums paid to or held by any Borrower or any other entity or person in connection with the operation of the Mortgaged Property.

As used herein, "Conveyance Date" means (i) the later of (a) the date on which title vests in the purchaser at the foreclosure sale of a Section of the Property pursuant to the Lien Instrument or (b) the date on which a Borrower's statutory right of redemption shall expire or be waived or (ii) the date of the conveyance of such Sections of the Property to Lender and/or Co-Investor in lieu of foreclosure.

Notwithstanding the foregoing, the present partners in any of the present Borrowers and any present principal, shareholder, trustee, beneficiary, director, officer or advisor of any present partner of any present Borrower shall not have or incur any personal liability for the Recourse Obligations or for the repayment of the Indebtedness in the event that the limitations on liability shall become null and void as provided above. Excluded from the operation of this paragraph is any liability for fraud or willful misrepresentation pursuant to provision (e) above, upon the occurrence of which the Borrowers and the general partners of the Borrowers shall remain liable.

         This Promissory Note, together with (i) a promissory note dated as of December 5, 1995 payable to Lender in the principal amount of $55,000,000, (ii) a promissory note dated as of December 5, 1995 in the principal amount of $55,000,000 payable to Principal Life Insurance Company, formerly known as Principal Mutual Life Insurance Company, and (iii) a promissory note of even date herewith in the principal amount of $35,000,000 payable to Principal Life Insurance Company, formerly known as Principal

Mutual Life Insurance Company are secured PARI PASSU by instruments and agreements executed and delivered by the Borrowers to The Northwestern Mutual Life Insurance Company and Principal Life Insurance Company, formerly known as Principal Mutual Life Insurance Company creating, among other things, legal and valid encumbrances on and an assignment of all of the Borrowers' interest in any leases of the Mortgaged Property. Terms used herein which are defined in such instruments or agreements and not otherwise defined herein have the same definition as in such instruments and agreements. In no event shall such documents be construed inconsistently with the terms of this Promissory Note, and in the event of any discrepancy between any such documents and this Promissory Note, the terms hereof shall govern. The proceeds of this Promissory Note are to be used for business, commercial, investment or other similar purposes, and no portion thereof will be used for any personal, family or household use. This Promissory Note shall be governed by and construed in accordance with the laws of the state where the Mortgaged Property is located.

         This Promissory Note may not be changed or terminated orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. All of the rights, privileges and obligations hereunder shall inure to the benefit of the heirs, successors and assigns of the holder hereof and shall bind the heirs, successors and assigns of the undersigned.

         If any provision of this Promissory Note shall, for any reason, be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Promissory Note shall be construed as if such invalid or unenforceable provision had never been contained herein.


                                    CALI HARBORSIDE (FEE)
                                    ASSOCIATES L.P., a New Jersey
                                    limited partnership

                                    By:      Mack-Cali Sub X, Inc., a Delaware
                                             corporation, General Partner

                                             By:    /s/ Barry Lefkowitz  (SEAL)
                                                -------------------------
                                                     Barry Lefkowitz
                                                Executive Vice President &
                                                 Chief Financial Officer


                      (SIGNATURES CONTINUED ON NEXT PAGE)

                    (SIGNATURES CONTINUED FROM PREVIOUS PAGE)


                                     CAL-HARBOR II & III URBAN
                                     RENEWAL ASSOCIATES L.P., a New
                                     Jersey limited partnership

                                     By:      Mack-Cali Sub X, Inc., a Delaware
                                              corporation, General Partner

                                              By:    /s/ Barry Lefkowitz  (SEAL)
                                                --------------------------
                                                      Barry Lefkowitz
                                                 Executive Vice President &
                                                  Chief Financial Officer


                                     CAL-HARBOR IV URBAN
                                     RENEWAL ASSOCIATES L.P., a New
                                     Jersey limited partnership

                                     By:      Mack-Cali Sub X, Inc., a Delaware
                                              corporation, General Partner

                                              By:    /s/ Barry Lefkowitz  (SEAL)
                                                --------------------------
                                                      Barry Lefkowitz
                                                 Executive Vice President &
                                                  Chief Financial Officer


                                     CAL-HARBOR VI URBAN
                                     RENEWAL ASSOCIATES L.P., a New
                                     Jersey limited partnership

                                     By:      Mack-Cali Sub XI, Inc., a Delaware
                                              corporation, General Partner

                                              By:    /s/ Barry Lefkowitz  (SEAL)
                                                --------------------------
                                                      Barry Lefkowitz
                                                 Executive Vice President &
                                                  Chief Financial Officer